UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2006

OPTEUM MORTGAGE ACCEPTANCE CORPORATION (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2006, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2006-1)

Opteum Mortgage Acceptance Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	333-126253-03	90-0098699
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

W. 115 Century Road Paramus, New Jersey (Address of Principal Executive Offices)		07652 (Zip Code)

Registrant’s telephone number, including area code, is (201) 225-2006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:
8.1	Opinion of Thacher Proffitt & Wood LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPTEUM MORTGAGE ACCEPTANCE CORPORATION

By:	/s/ Jeffrey Pancer
Name:	Jeffrey Pancer
Title:	Vice President

Dated: April 4, 2006